UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2017

Aflac Incorporated
(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

706.323.3431
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 1, 2017, the shareholders of Aflac Incorporated (the “Company”) approved the Aflac Incorporated Long-Term Incentive Plan (As Amended and Restated February 14, 2017) (“2017 LTIP”) and the 2018 Management Incentive Plan (“2018 MIP”) at the annual meeting of shareholders of the Company. The Company’s board of directors had previously adopted the 2017 LTIP and the 2018 MIP, respectively.

The material features of the 2017 LTIP are described on pages 65 through 71 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 16, 2017 (the “Proxy Statement”), as amended by definitive additional materials filed with the SEC on March 23, 2017 (the “Additional Materials”), which description is incorporated herein by reference. This description of the 2017 LTIP is qualified in its entirety by reference to the text of the 2017 LTIP filed as Exhibit 10.1 to this Current Report on Form 8-K.

The material features of the 2018 MIP is set forth on pages 72 through 74 of the Proxy Statement, which description is incorporated herein by reference and is qualified in its entirety by reference to the text of the 2018 MIP filed as Appendix B to the Proxy Statement.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareholders of Aflac Incorporated was held on May 1, 2017. Matters submitted to the shareholders and voted upon at the meeting, which are more fully described in the Company's Proxy Statement, are as follows: (1) Election of 14 members to the board of directors; (2) Approval of a non-binding advisory proposal on compensation of the Company's named executive officers as described in the Proxy Statement; (3) A non-binding advisory vote on the frequency of future say-on-pay votes; (4) Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017; (5) Adoption of the 2017 LTIP with additional shares authorized under the 2017 LTIP; and (6) Adoption of the 2018 Management Incentive Plan. The shareholders approved proposals (1), (2), (4), (5) and (6), and they approved a frequency of "one year" for proposal (3).

The following is a summary of the votes cast, as well as the number of abstention and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

VOTES
	For	Against	Abstentions	Broker Non-Votes
(1) Election of 14 members to the board of directors:
Daniel P. Amos	737,094,081	16,340,492	2,279,107	58,651,119
Paul S. Amos II	735,522,576	19,001,824	1,189,280	58,651,119
W. Paul Bowers	748,936,480	5,122,746	1,654,454	58,651,119
Kriss Cloninger III	732,723,431	21,634,140	1,356,109	58,651,119
Toshihiko Fukuzawa	749,642,590	4,563,244	1,507,846	58,651,119
Elizabeth J. Hudson	741,326,950	12,584,782	1,801,948	58,651,119
Douglas W. Johnson	738,452,612	15,322,495	1,938,573	58,651,119
Robert B. Johnson	733,898,932	19,759,954	2,054,794	58,651,119
Thomas J. Kenny	740,945,532	12,827,931	1,940,217	58,651,119
Charles B. Knapp	738,982,380	14,782,781	1,948,519	58,651,119
Karole F. Lloyd	748,783,925	5,022,460	1,907,295	58,651,119
Joseph L. Moskowitz	744,781,849	8,967,158	1,964,673	58,651,119
Barbara K. Rimer, Dr. PH	724,920,046	29,305,940	1,487,694	58,651,119
Melvin T. Stith	746,847,067	6,912,413	1,954,200	58,651,119

(2) Non-binding advisory proposal on executive compensation	612,862,464	140,564,902	2,286,314	58,651,119

	1 Year	2 Years	3 Years	Abstentions
(3) Non-binding advisory vote on the frequency of future advisory votes on executive compensation	740,714,533	5,285,876	8,115,546	1,597,725

	For	Against	Abstentions	Broker Non-Votes
(4) Ratification of appointment of KPMG LLP as independent registered public accounting firm of the Company for the year ending December 31, 2017	803,782,973	9,253,572	1,328,254	0

(5) Adoption of the Aflac Incorporated Long-Term Incentive Plan (as amended and restated February 14, 2017) ("2017 LTIP") with additional shares authorized under the 2017 LTIP	719,718,869	31,237,403	4,757,408	58,651,119

(6) Adoption of the 2018 Management Incentive Plan ("2018 MIP")	734,382,124	16,305,369	5,026,187	58,651,119

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1 - Aflac Incorporated Long-Term Incentive Plan, as amended and restated February 14, 2017

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

May 4, 2017	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

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